UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 16, 2017

Carrizo Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street Suite 2300 Houston, Texas		77002
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (713) 328-1000
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Carrizo Oil & Gas, Inc. (the “Company”) held its annual meeting of shareholders on May 16, 2017, at 9:00 a.m., Central time, in Houston, Texas (the “2017 Annual Meeting”). At the 2017 Annual Meeting, the Company’s shareholders approved the 2017 Incentive Plan of Carrizo Oil & Gas, Inc. (the “2017 Incentive Plan”). The 2017 Incentive Plan became effective immediately upon shareholder approval.
The 2017 Incentive Plan is described in proposal 5 of the Company’s annual proxy statement filed with the Securities and Exchange Commission on April 18, 2017 (the “2017 Proxy”). The foregoing and the description of the 2017 Incentive Plan contained in the 2017 Proxy do not purport to be complete and are qualified in their entirety by reference to the full text of the 2017 Incentive Plan, which is attached as Exhibit 10.1 to this report and incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 16, 2017, the Company filed Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation with the Secretary of State of the State of Texas, which became effective upon filing. The Company included a proposal in the 2017 Proxy seeking shareholder approval to amend the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 90,000,000 to 180,000,000. The Company’s proposal was approved by the Company’s shareholders at the 2017 Annual Meeting.
A copy of the Articles of Amendment as filed with the Secretary of State of Texas is filed as Exhibit 3.1 to this report and is hereby incorporated by reference herein.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The certified results of the matters voted upon at the 2017 Annual Meeting, which are more fully described in the 2017 Proxy, are as set forth below.
The following nominees for directors were elected to serve one-year terms:

Nominee	For	Withheld	Broker Non-Votes
S.P. Johnson IV	56,861,439	763,724	4,171,810
Steven A. Webster	55,872,072	1,753,091	4,171,810
F. Gardner Parker	54,176,251	3,448,912	4,171,810
Thomas L. Carter, Jr.	53,565,780	4,059,383	4,171,810
Robert F. Fulton	57,151,433	473,730	4,171,810
Roger A. Ramsey	56,621,041	1,004,122	4,171,810
Frank A. Wojtek	53,941,563	3,683,600	4,171,810
The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
55,562,415	2,021,947	40,801	4,171,810
The shareholders indicated their preference, on a non-binding advisory basis, to conduct future advisory votes on the Company’s executive compensation annually:

1 Year	2 Years	3 Years	Abstain
52,050,526	16,425	5,438,099	120,113
Based on these voting results, at this time, the Company will maintain its current policy of holding an advisory vote on executive compensation every year.
The shareholders approved the amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 90,000,000 to 180,000,000:

For	Against	Abstain	Broker Non-Votes
52,798,861	8,830,848	167,264	—

The shareholders approved the 2017 Incentive Plan:

For	Against	Abstain	Broker Non-Votes
55,191,077	2,388,824	45,262	4,171,810
The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

For	Against	Abstain	Broker Non-Votes
61,454,977	215,695	126,301	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carrizo Oil & Gas, Inc.

By:	/s/ David L. Pitts
Name:	David L. Pitts
Title:	Vice President and Chief Financial Officer
Date: May 16, 2017

EXHIBIT INDEX

Exhibit Number		Exhibit Description
3.1	—	Articles of Amendment to Amended and Restated Articles of Incorporation of Carrizo Oil & Gas, Inc.
3.2	—	Composite Articles of Incorporation of Carrizo Oil & Gas, Inc.
10.1	—	2017 Incentive Plan of Carrizo Oil & Gas, Inc. effective as of May 16, 2017.
10.2	—	Form of Director Restricted Stock Unit Agreement under the 2017 Incentive Plan of Carrizo Oil & Gas, Inc.
10.3	—	Form of Employee Restricted Stock Unit Agreement under the 2017 Incentive Plan of Carrizo Oil & Gas, Inc.

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